U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: October 6, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                       5201 Blue Lagoon Drive, 8th Floor
                               Miami, FL, 33126
                        _______________________________
                   (Address of Principal Executive Offices)


                                 305-629-3090
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act  (17
      CFR 230.425)
[  ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(copyright) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ON OCTOBER 6, 2005, THE BOARD OF DIRECTORS OF TRANSAX INTERNATIONAL LIMITED, A COLORADO CORPORATION (THE "COMPANY"), MADE A PUBLIC ANNOUNCEMENT AND PRESS RELEASE DISCLOSING MATERIAL NON-PUBLIC INFORMATION REGARDING THE COMPANY'S RESULTS OF OPERATIONS FOR THE THIRD-QUARTER ENDED SEPTEMBER 30, 2005.

THE PRESS RELEASE DATED OCTOBER 6, 2005 OF THE COMPANY IS FILED AS EXHIBIT 2.1 TO THIS CURRENT REPORT ON FORM 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

2.1 News Release of Transax International Limited dated OCTOBER 6, 2005.



SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                Transax International Limited


Date:  OCTOBER 6, 2005   By:/s/ Stephen Walters
                                ------------------------
                                Stephen Walters
                                President and Chief Executive Officer